EXHIBIT 99.2
                                  ------------

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
                             COMMUNITY BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                                                   June 30,      December 31,
                                                   --------      ------------
(Dollars in thousands)                               2003            2002
----------------------                             --------        --------
ASSETS
Cash and cash equivalents                          $ 23,507        $ 22,308
Federal funds sold                                   12,606          19,557
Securities held to maturity (fair value
 $141,454 in 2003 and $118,118 in 2002)             137,485         114,699
Securities available for sale, at fair value         49,784          64,765
Federal Home Loan Bank of Boston stock                2,153           1,442
Mortgage loans held for sale                          2,868           2,531

Loans                                               219,461         201,389
Less allowance for loan losses                        2,784           2,733
                                                    -------         -------
       Loans, net                                   216,677         198,656

Bank premises and equipment, net                      6,156           6,295
Other assets, net                                     6,034           5,522
                                                    -------         -------
                Total assets                       $457,270        $435,775
                                                    =======         =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
 Deposits:
   Noninterest bearing                             $ 79,611        $ 83,445
   Interest bearing                                 268,844         270,837
                                                    -------         -------
       Total deposits                               348,455         354,282

 Securities sold under repurchase agreements         22,148          24,969
 Federal Home Loan Bank of Boston advances           42,750          14,395
 Other liabilities                                    3,168           3,223
                                                    -------         -------
            Total liabilities                       416,521         396,869
                                                    -------         -------

Commitments:                                             --              --
Stockholders' equity:
 Preferred stock, $2.50 par value, 100,000
   shares authorized, none issued or outstanding         --              --
 Common stock, $2.50 par value, 12,000,000
   shares authorized, 6,398,436 shares issued,
   5,863,314 shares outstanding (5,829,630
   shares outstanding at December 31, 2002)          15,996          15,996
 Additional paid-in capital                             609             360
 Retained earnings                                   27,195          25,346
 Treasury stock, at cost, 535,122 shares
  (568,806 shares at December 31, 2002)              (3,855)         (4,007)
 Accumulated other comprehensive income                 804           1,211
                                                    -------         -------
            Total stockholders' equity               40,749          38,906
                                                    -------         -------
                Total liabilities and
                  stockholders' equity             $457,270        $435,775
                                                    =======         =======
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
                             COMMUNITY BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)
                                                       For Six Months
                                                       Ended June 30,
                                                   ---------------------
(Dollars in thousands, except per-share data)        2003         2002
---------------------------------------------      --------     --------
Interest and dividend income:
  Interest and fees on loans                       $  6,840     $  6,771
  Interest and dividends on securities:
    Taxable interest                                  3,258        3,754
    Nontaxable interest                                 542          477
    Dividends                                           129          174
  Interest on federal funds sold                         81          158
                                                     ------       ------
    Total interest and dividend income               10,850       11,334
                                                     ------       ------
Interest expense:
  Interest on deposits                                1,968        2,495
  Interest on securities sold under
   repurchase agreements                                147          246
  Interest on Federal Home Loan Bank of
   Boston advances                                      385          176
                                                     ------       ------
    Total interest expense                            2,500        2,917
                                                     ------       ------
Net interest income                                   8,350        8,417
Provision for loan losses                                80           90
                                                     ------       ------
Net interest income after provision
  for loan losses                                     8,270        8,327
                                                     ------       ------
Noninterest income:
  Merchant credit card processing assessments           776          821
  Service charges                                       750          705
  Other charges, commissions and fees                   738          689
  Gains on sales of loans, net                          252          103
  Gains on sales of securities, net                     224           95
  Other                                                  50           52
                                                     ------       ------
    Total noninterest income                          2,790        2,465
                                                     ------       ------
Noninterest expense:
  Salaries and employee benefits                      3,535        3,379
  Information technology and ATM network                653          608
  Occupancy, net                                        524          459
  Furniture and equipment                               181          199
  Credit card processing                                697          683
  Printing, stationery and supplies                     116          119
  Professional fees                                     293          239
  Marketing and advertising                             112           98
  Other                                                 698          648
                                                     ------       ------
    Total noninterest expense                         6,809        6,432
                                                     ------       ------
Income before income tax expense                      4,251        4,360
Income tax expense                                    1,422        1,512
                                                     ------       ------
Net income                                         $  2,829     $  2,848
                                                     ======       ======
Earnings per share:
  Basic                                            $   0.49     $   0.48
  Diluted                                          $   0.48     $   0.48


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